                               SECOND AMENDMENT TO
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Second Amendment to Third Amended and Restated Loan and Security Agreement ("Amendment"), dated June 4, 2003 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders") and Bank of America, National Association, a national banking association, in its capacity as administrative agent (in such capacity, the "Agent").

                                    Recitals

     A. The Borrower, the Lenders, and the Agent are party to that certain Third Amended and Restated Loan and Security Agreement, dated as of March 21, 2002 (as amended by the First Amendment to Third Amended and Restated Loan and Security Agreement, dated September 30, 2002, and as such agreement may be further amended, restated, or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Terms defined in the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement.

     B. The Borrower, the Agent, and the Lenders desire to modify the Loan Agreement in certain respects, in accordance with the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

                                    ARTICLE I

                           AMENDMENT TO LOAN AGREEMENT

     1.1. Amendment to Section 1.1 of the Loan Agreement. Effective as of the Effective Date, the following definitions contained in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their respective entireties as follows:

          "Maximum Facility" shall mean the maximum amount which the Lenders have agreed to consider as a ceiling on the outstanding principal balance of the Revolving Loans to be made and Letters of Credit to be issued under this Agreement. The Maximum Facility shall be Three Hundred Twenty-Five Million Dollars ($325,000,000).

     1.2 Amendment to Section 3.1 of the Loan Agreement. Effective as of the Effective Date, Section 3.1 of the Loan Agreement is hereby amended to add a new paragraph to the end of Section 3.1 of the Loan Agreement which shall read in its entirety as follows:

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 1

          The Borrower will notify the Agent and the Lenders promptly of any intention by the Borrower or any Subsidiary of the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), and the Borrower will, promptly after providing such notification to the Agent and the Lenders, deliver, or cause to be delivered, to the Agent and the Lenders a duly completed copy of IRS Form 8886 or any successor form.

     1.3. Amendment to Section 6 of the Loan Agreement. Effective as of the Effective Date, the Loan Agreement is hereby amended to add Section 6.24 to the Loan Agreement, which shall read in its entirety as follows:

          6.24 Tax Shelter Regulations. Neither the Borrower nor any Subsidiary of the Borrower intends to treat the Revolving Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower or any Subsidiary of the Borrower determines to take any action inconsistent with such intention, the Borrower will promptly notify the Agent and the Lenders thereof. If the Borrower so notifies the Agent, the Borrower and each Subsidiary of the Borrower acknowledges that one or more of the Lenders may treat its Revolving Loans and/or its interest in Letters of Credit as part of a transaction that is subject to Treasury Regulation
     Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

     1.4 Amendment of Section 7.1 to the Loan Agreement. Effective as of the Effective Date, the penultimate sentence in clause (b) of Section 7.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          The Agent and each Lender shall exercise reasonable efforts to keep such information, and all information acquired as a result of any inspection conducted in accordance with Section 7.2, confidential, provided, that (v) the Agent and each Lender may communicate such information to any other Person in accordance with the customary practices of commercial banks relating to routine trade inquires, (w) the Agent and each Lender may communicate such information to any regulatory authority having jurisdiction over Lender, (x) the Agent and each Lender may communicate such information to any other Person in connection with such Lender's sale of any participation in the Liabilities, (y) the Agent and each Lender may communicate such information to any other Person in connection with the exercise of the Agent's or any Lender's rights hereunder or under any of the other Financing Agreements, or (z) notwithstanding anything herein to the contrary, the information subject to this Section 7.1 shall not include, and the Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this clause (z)

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 2
     shall only apply to such portions of this Agreement or the other Financing Agreements that relate to the tax treatment or tax structure of the Revolving Loans, Letters of Credit and transactions contemplated hereby.

     1.5 Amendment of Schedule 1.1 to the Loan Agreement. Effective as of the Effective Date, Schedule 1.1. of the Loan Agreement is hereby amended and restated to read in its entirety as set forth in Schedule 1.1 attached hereto.

                                   ARTICLE II

                                  MISCELLANEOUS

     2.1. Conditions to Effectiveness. This Amendment, including the amendments and other terms set forth herein, shall become effective as of the Effective Date upon the satisfaction of each the following conditions precedent, all of which must be satisfied and acceptable in form and substance to the Agent and each of the Lenders signatory hereto in each of their sole discretion.

          a. Execution and Delivery. This Amendment shall have been executed and delivered by each of the Borrower and the Lenders, and shall have been acknowledged by the Agent.

          b. Consent and Agreement of Guarantors. Each of Amcraft Building Products Co., Inc., Mule-Hide Manufacturing Co., Inc., Mule-Hide Products Co., Inc., Seven KH Aviation, LLC, Vande Hey Roof Tile Installation, Inc., and Vande Hey Raleigh Roof Tile Manufacturing, Inc. shall have executed the Consent and Agreement of Guarantors which is attached to and made a part of this Amendment.

          c. Consent and Agreement by Validity Guarantors. Each of Kendra A. Story and Kenneth A. Hendricks shall have executed the Consent and Agreement by Validity Guarantors which is attached to and made a part of this Amendment.

          d. Revolving Credit Notes. The Borrower shall have executed and delivered Revolving Credit Notes which evidence the commitments of each of U.S. Bank National Association and The CIT Group/Business Credit, Inc. after giving effect to the increase in the Maximum Facility described in
     Section 1.1 of this Amendment.

          e. Other. The Borrower shall have executed and delivered all other agreements, documents, certifications, or opinions as the Agent may reasonably request in connection with implementation of this Amendment.

Notwithstanding any provision of this Amendment or any Financing Agreement to the contrary, in addition to the foregoing requirements, this Amendment shall not be effective unless and until the Agent has received all documentation required to be executed and delivered to evidence (i) the addition of The CIT Group/Business Credit, Inc. as a Lender hereunder with a commitment of $46,500,000, and (ii) the increase of the commitment of U.S. Bank National Association to $30,000,000. Immediately upon effectiveness of this Amendment, the Pro Rata Share of each of Lender shall automatically be as set forth in
Schedule 1.1 of the Loan Agreement (as amended hereby).

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 3

     2.2. Representations, Warranties, and Covenants of the Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect thereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, and
(e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's certificate of incorporation or bylaws or any indenture, agreement, or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound.

     2.3. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements or (b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

     2.4. Fees, Costs, and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

     2.5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

     2.6. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date upon execution by the Borrower, the Agent, and the Lenders (subject, however, to the prior satisfaction of all other conditions for effectiveness as specified by Section 2.1).

     2.7. No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 4

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                         BORROWER:

                                         AMERICAN BUILDERS &
ATTEST:                                  CONTRACTORS SUPPLY CO., INC.


By: /s/ Amy S. Lekrantz                  By: /s/ Kandra A. Story
    ---------------------------              -----------------------
Name:  Amy S. Lekrantz                   Name:  Kandra A. Story
Title: Accounting Administrator          Title: C.F.O

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT Page - 5

                                   AGENT:

                                   BANK OF AMERICA, NATIONAL ASSOCIATION


                                   By: /s/ Donald A. Mastro
                                       -----------------------------------------
                                       Donald A. Mastro
                                       Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 6

                                   LENDERS:

                                   BANK OF AMERICA, NATIONAL ASSOCIATION


                                   By: /s/ Donald A. Mastro
                                       -----------------------------------------
                                   Name: DONALD A. MASTRO
                                   Title: Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 7

                                   BANK ONE, NA (successor by merger to American National Bank and Trust Company of Chicago)


                                   By: /s/ Illegible
                                       -----------------------------------------
                                   Name: Illegible
                                   Title: Director

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 8

                                   LASALLE BUSINESS CREDIT, INC.


                                   By: /s/ Bent Hammeleff
                                       -----------------------------------------
                                   Name: BENT HAMMELEFF
                                   Title: V.P.

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 9

                                   HARRIS TRUST AND SAVINGS BANK


                                   By: /s/ Venkata Ramani
                                       -----------------------------------------
                                   Name: VENKATA RAMANI
                                   Title: V.P.

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 10

                                   FLEET CAPITAL CORPORATION


                                   By: /s/ Dan Hughes
                                       -----------------------------------------
                                   Name: Dan Hughes
                                   Title: Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 11

                                   WASHINGTON MUTUAL BANK


                                   By: /s/ Deborah Saffie
                                       -----------------------------------------
                                   Name: Deborah Saffie
                                   Title: Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 12

                                   U. S. BANK NATIONAL ASSOCIATION


                                   By: /s/ Illegible
                                       -----------------------------------------
                                   Name: Illegible
                                   Title: Officer

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 13

                                   FOOTHILL CAPITAL CORPORATION


                                   By: /s/ Illegible
                                       -----------------------------------------
                                   Name: Illegible
                                   Title: Assistant Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 14

                                   THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By: /s/ Jack A. Myers
                                       -----------------------------------------
                                   Name: JACK A. MYERS
                                   Title: Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - Page 15

                       CONSENT AND AGREEMENT BY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Financing Agreements to which it is a party. All references in each such Financing Agreement to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.

                                          AMCRAFT BUILDING PRODUCTS CO., INC.


                                          By: /s/ Kendra A. Story
                                              ----------------------------------
                                          Name: Kendra A. Story
                                          Title: C.F.O


                                          MULE-HIDE MANUFACTURING CO., INC.


                                          By: /s/ Kendra A. Story
                                              ----------------------------------
                                          Name: Kendra A. Story
                                          Title: C.F.O


                                          MULE-HIDE PRODUCTS CO., INC.


                                          By: /s/ Kendra A. Story
                                              ----------------------------------
                                          Name: Kendra A. Story
                                          Title: C.F.O


                                          SEVEN KH AVIATION, LLC


                                          By: /s/ Kendra A. Story
                                              ----------------------------------
                                          Name: Kendra A. Story
                                          Title: C.F.O

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT | Page 16

                                          VANDE HEY ROOF TILE INSTALLATION, INC.


                                          By: /s/ Kendra A. Story
                                              ----------------------------------
                                          Name: Kendra A. Story
                                          Title: C.F.O


                                          VANDE HEY RALEIGH ROOF TILE
                                          MANUFACTURING, INC.


                                          By: /s/ Kendra A. Story
                                              ----------------------------------
                                          Name: Kendra A. Story
                                          Title: C.F.O

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT | Page 17

                  CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Validity Certification, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Validity Certification, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.


                                                     /s/ Kenneth A. Hendricks
                                                     ---------------------------
                                                     Kenneth A. Hendricks


                                                     /s/ Kendra A. Story
                                                     ---------------------------
                                                     Kendra A. Story

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT | Page 18

                                 SCHEDULE 1.1 TO
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                 BY AND BETWEEN
                AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC.
                                       AND
                      BANK OF AMERICA, NATIONAL ASSOCIATION

                            Lenders' Pro Rata Shares

--------------------------------------------------------------------------------
                   Lender                                         Pro Rata Share
--------------------------------------------------------------------------------
Bank of America, National Association                                 15.385%
--------------------------------------------------------------------------------
Fleet Capital Corporation                                             15.385%
--------------------------------------------------------------------------------
Bank One, NA (successor by merger to American National Bank and
   Trust Company of Chicago)                                           9.846%
--------------------------------------------------------------------------------
LaSalle Business Credit, Inc.                                          9.692%
--------------------------------------------------------------------------------
Foothill Capital Corporation                                           9.231%
--------------------------------------------------------------------------------
Harris Trust and Savings Bank                                         10.769%
--------------------------------------------------------------------------------
Washington Mutual Bank                                                 6.153%
--------------------------------------------------------------------------------
U.S. Bank National Association                                         9.231%
--------------------------------------------------------------------------------
The CIT Group/Business Credit, Inc.                                   14.308%
--------------------------------------------------------------------------------